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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-A


                     FOR REGISTRATION OF CERTAIN CLASSES OF
                      SECURITIES PURSUANT TO SECTION 12(b)
                 OR 12(g) OF THE SECURITIES EXCHANGE ACT OF 1934


                              AUDIO BOOK CLUB, INC.
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            (Exact name of registrant as specified in its character)



      Florida                                              65-0429858
-----------------------                              --------------------------
(State of incorporation                              (IRS Employer Identifi-
  or organization)                                         cation No.)


2295 Corporate Blvd., N.W., Boca Raton, Florida                     33431
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  (Address of principal executive offices)                        (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
Common Stock, no par
  value                                           American Stock Exchange
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       Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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                                (Title of Class)


--------------------------------------------------------------------------------
                                (Title of Class)

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1.       Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         This Registration Statement relates to the Common Stock, no par value (the "Common Stock"), of Audio Book Club, Inc., a Florida corporation
(the "Registrant"). For a description of the Registrant's Common Stock to be registered hereunder, reference is made to the material set forth under the caption "Description of Securities" contained in the Registration Statement on Form SB-2 of the Registrant initially filed with the Securities and Exchange Commission on July 2, 1997 (the "Registration Statement") pursuant to the Securities Act of 1933, as amended, which material is incorporated herein by reference.

2.       Exhibits.
         --------

                  1.1 Registrant's Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement).

                  1.2 Registrant's By-laws (incorporated by reference to Exhibit
3.2 of the Registrant's Registration Statement).

                  2. Form of the Registrant's Common Stock Certificate (incorporated by reference to Exhibit 4.1 of the Registrant's Registration Statement).



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                                    SIGNATURE
                                    ---------



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 7, 1997


                                                     AUDIO BOOK CLUB, INC.



                                                     By:
                                                         ----------------------
                                                         Norton Herrick, Chief
                                                              Executive Officer